UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2021

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 1.01    Entry into a Material Definitive Agreement.
Issuance of Senior Notes
On May 13, 2021, CSC Holdings, LLC (the “Issuer”), an indirect, wholly owned subsidiary of Altice USA, Inc. (the “Company”), issued $500.0 million aggregate principal amount of its 5.000% senior notes due 2031 (the “Senior Notes”) in a private placement conducted pursuant to Rule 144A and Regulations S under the Securities Act of 1933, as amended (the “Senior Notes Offering”). The Senior Notes are unsecured obligations of the Issuer and are not guaranteed by any of its subsidiaries. The Notes were issued pursuant to an indenture, dated as of May 13, 2021 (the “Senior Notes Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee. The Senior Notes will bear interest at a rate of 5.000% and will pay interest semi-annually in arrears on November 15 and May 15 of each year, beginning on November 15, 2021. The Senior Notes will mature on November 15, 2031.
Subject to certain conditions, the Issuer may, at its option, redeem up to 40% of the original principal amount of the Senior Notes at any time prior to November 15, 2024 with the net cash proceeds of certain equity issuances at a price equal to 105.000% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption. In addition, at any time prior to November 15, 2026, the Issuer may redeem the Senior Notes in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed, plus the relevant Applicable Premium (as defined in the Senior Notes Indenture), plus accrued and unpaid interest to, but not including, the applicable redemption date. On and after November 15, 2026, the Issuer may redeem the Senior Notes in whole or in part, at its option, at the redemption prices set forth below (expressed as a percentage of the principal amount of the Senior Notes to be redeemed), plus accrued and unpaid interest to, but excluding, the date of redemption if redeemed during the 12-month period beginning on November 15 of each of the years indicated below:

Year	Percentage
2026	102.500%
2027	101.667%
2028	100.833%
2029 and thereafter	100.000%
The foregoing description of the Senior Notes Indenture governing the Senior Notes is qualified in its entirety by reference to the Senior Notes Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Issuance of Senior Guaranteed Notes
On May 13, 2021, the Issuer, issued $1,500.0 million aggregate principal amount of its 4.500% senior guaranteed notes due 2031 (the “Senior Guaranteed Notes”) in a private placement conducted pursuant to Rule 144A and Regulations S under the Securities Act of 1933, as amended (the “Senior Guaranteed Notes Offering”). The Senior Guaranteed Notes are unsecured obligations of the Issuer and are guaranteed on a senior unsecured basis by the Guarantors (as defined in the Senior Guaranteed Notes Indenture (as defined below)). The Senior Guaranteed Notes were issued pursuant to an indenture, dated as of May 13, 2021 (the “Senior Guaranteed Notes Indenture”), between, inter alios, the Issuer, the Guarantors set forth therein and Deutsche Bank Trust Company Americas, as Trustee. The Senior Guaranteed Notes will bear interest at a rate of 4.500% and will pay interest semi-annually in arrears on November 15 and May 15 of each year, beginning on November 15, 2021. The Senior Guaranteed Notes will mature on November 15, 2031.
Subject to certain conditions, the Issuer may, at its option, redeem up to 40% of the original principal amount of the Senior Guaranteed Notes at any time prior to November 15, 2024 with the net cash proceeds of certain equity issuances at a price equal to 104.500% of the principal amount of the Senior Guaranteed Notes redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption. In addition, at any time prior to November 15, 2026, the Issuer may redeem the Senior Guaranteed Notes in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Senior Guaranteed Notes redeemed, plus the relevant Applicable Premium (as defined in the Senior Guaranteed Notes Indenture), plus accrued and unpaid interest to, but not including, the applicable redemption date.

On and after November 15, 2026, the Issuer may redeem the Senior Guaranteed Notes in whole or in part, at its option, at the redemption prices set forth below (expressed as a percentage of the principal amount of the Senior Guaranteed Notes to be redeemed), plus accrued and unpaid interest to, but excluding, the date of redemption if redeemed during the 12-month period beginning on November 15 of each of the years indicated below:

Year	Percentage
2026	102.500%
2027	101.500%
2028	100.750%
2029 and thereafter	100.000%
The foregoing description of the Senior Guaranteed Notes Indenture governing the Senior Guaranteed Notes is qualified in its entirety by reference to the Senior Guaranteed Notes Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.
The proceeds from this Senior Guaranteed Notes Offering, along with the proceeds of the Senior Notes Offering, together with cash on balance sheet, will be used to (i) redeem in full the Issuer’s outstanding $1,498.8 million aggregate outstanding principal amount of 5.500% Senior Guaranteed Notes due 2026, (ii) repay $500.0 million outstanding borrowings drawn under the Issuer’s revolving credit facility, and (iii) pay the fees, costs and expenses associated with the offerings and the refinancing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Disclaimer on Forward-looking Statements
This current report on Form 8-K contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar words. Statements may be forward looking even in the absence of these particular words. Where, in any forward-looking statement, Altice USA expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Altice USA undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
4.1	Senior Notes Indenture, dated as of May 13, 2021 between CSC Holdings, LLC as Issuer, and Deutsche Bank Trust Company Americas, as Trustee.
4.2	Senior Guaranteed Notes Indenture, dated as of May 13, 2021 between, inter alios, CSC Holdings, LLC as Issuer, the Guarantors set forth therein and Deutsche Bank Trust Company Americas, as Trustee.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

EXHIBIT INDEX

Exhibit No.	Description
4.1	Senior Notes Indenture, dated as of May 13, 2021 between CSC Holdings, LLC as Issuer, and Deutsche Bank Trust Company Americas, as Trustee.
4.2	Senior Guaranteed Notes Indenture, dated as of May 13, 2021 between, inter alios, CSC Holdings, LLC as Issuer, the Guarantors set forth therein and Deutsche Bank Trust Company Americas, as Trustee.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: May 13, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary